CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

Schedule of investments (unaudited)	August 31, 2021

(Percentages shown based on Fund net assets)

SECURITY	SHARES/ UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 94.7%
Crude/Refined Products Pipelines - 6.2%
BP Midstream Partners LP	1,105,262	$14,523,143
Shell Midstream Partners LP	912,374	11,103,591

Total Crude/Refined Products Pipelines		25,626,734

Diversified Energy Infrastructure - 28.9%
Energy Transfer LP	2,968,162	27,603,907
Enterprise Products Partners LP	2,101,208	46,772,890
Genesis Energy LP	1,331,323	10,504,138
Plains All American Pipeline LP	2,178,086	20,321,542
Plains GP Holdings LP, Class A Shares	1,443,251	14,086,130

Total Diversified Energy Infrastructure		119,288,607

Gathering/Processing - 26.2%
Crestwood Equity Partners LP	298,975	7,877,991
DCP Midstream LP	1,199,482	31,258,501
Enable Midstream Partners LP	2,498,737	19,340,224
Hess Midstream LP, Class A Shares	234,100	6,025,734
Rattler Midstream LP	1,357,000	14,791,300
Western Midstream Partners LP	1,451,321	28,649,077

Total Gathering/Processing		107,942,827

Global Infrastructure - 4.3%
Brookfield Infrastructure Partners LP	312,676	17,656,814

Liquids Transportation & Storage - 12.7%
Holly Energy Partners LP	476,872	8,869,819
Magellan Midstream Partners LP	659,481	32,453,060
PBF Logistics LP	931,970	11,276,837

Total Liquids Transportation & Storage		52,599,716

Natural Gas Transportation & Storage - 2.8%
Cheniere Energy Partners LP	279,000	11,391,570

Oil, Gas & Consumable Fuels - 1.7%
Enviva Partners LP	128,598	6,949,436

Oil/Refined Products - 11.9%
MPLX LP	1,746,071	49,099,517

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $423,047,992)		390,555,221

	SHARES
COMMON STOCKS - 46.3%
ENERGY - 46.3%
Oil, Gas & Consumable Fuels - 46.3%
Antero Midstream Corp.	2,033,680	19,543,665
Enbridge Inc.	681,940	26,807,061

See Notes to Schedule of Investments.

ClearBridge MLP and Midstream Fund Inc. 2021 Quarterly Report	1

CLEARBRIDGE MLP AND MIDSTREAM FUND INC.

Schedule of investments (unaudited) (cont’d)	August 31, 2021

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Oil, Gas & Consumable Fuels - (continued)
Equitrans Midstream Corp.		523,125	$4,566,881
Kinder Morgan Inc.		1,126,060	18,320,996
ONEOK Inc.		658,178	34,567,509
Targa Resources Corp.		847,682	37,230,194
TC Energy Corp.		304,780	14,470,954
Williams Cos. Inc.		1,427,821	35,252,901

TOTAL COMMON STOCKS (Cost - $157,270,061)			190,760,161

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $580,318,053)			581,315,382

	RATE
SHORT-TERM INVESTMENTS - 1.2%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $4,956,745)	0.006%	4,956,745	4,956,745

TOTAL INVESTMENTS* - 142.2% (Cost - $585,274,798)			586,272,127
Mandatory Redeemable Preferred Stock, at Liquidation Value - (9.4)%			(38,800,000)
Other Liabilities in Excess of Other Assets - (32.8)%			(135,349,661)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%			$412,122,466

*	The entire portfolio is subject to a lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

2	ClearBridge MLP and Midstream Fund Inc. 2021 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge MLP and Midstream Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each

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Notes to Schedule of Investments (unaudited) (continued)

fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next

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Notes to Schedule of Investments (unaudited) (continued)

available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Master Limited Partnerships	$390,555,221	—	—	$390,555,221
Common Stocks	190,760,161	—	—	190,760,161

Total Long-Term Investments	581,315,382	—	—	581,315,382

Short-Term Investments†	4,956,745	—	—	4,956,745

Total Investments	$586,272,127	—	—	$586,272,127

†	See Schedule of Investments for additional detailed categorizations.

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